UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 2, 2023
(Date of earliest event reported)
_________________________
MARVELL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-40357	85-3971597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 N. West Street, Suite 1200
Wilmington, Delaware 19801
(Address of principal executive offices, including Zip Code)
(302) 295-4840
(Registrant’s telephone number, including area code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	MRVL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                    Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

The information in Item 2.02 of this Current Report, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On March 2, 2023, Marvell Technology, Inc. (“Marvell”) issued a press release reporting its financial results for the fourth quarter and fiscal year 2023 ended January 28, 2023. A copy of the press release is furnished herewith as Exhibit 99.1.

Marvell will conduct a conference call on Thursday, March 2, 2023 at 1:45 p.m. Pacific Time to discuss results for the fourth quarter and full fiscal year ending January 28, 2023. Interested parties may join the conference call by dialing 1-888-317-6003 or 1-412-317-6061, passcode 4137481. The call will be webcast and can be accessed at the Marvell Investor Relations website at http://investor.marvell.com/. A replay of the call can be accessed by dialing 1-877-344-7529 or 1-412-317-0088, passcode 4079400 until Thursday, March 9, 2023.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.
99.1    Press Release dated March 2, 2023, titled “Marvell Technology, Inc. Reports Fourth Quarter and Fiscal Year 2023 Financial Results”
104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY, INC.

Date: March 2, 2023	By:	/s/ WILLEM MEINTJES
Willem Meintjes
Chief Financial Officer